U.S. SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 21, 2004

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada (State or Other Jurisdiction of Incorporation)	1-1035 (Commission File Number)	N/A (IRS employer Identification No.)

122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
306-933-8500

(Address and telephone number of the registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Current Report on Form 8-K
Item 5. Other Events
Signature
Index to Exhibits
News Release
News Release, dated July 21, 2004

Potash Corporation of Saskatchewan Inc.

Current Report on Form 8-K

Item 5. Other Events

     On July 21, 2004, the Potash Corporation of Saskatchewan Inc. (the “Company”) announced in a news release that its Board of Directors had approved a two-for-one stock split of the Company’s outstanding common shares. The two-for-one stock split will take the form of a stock dividend, which will be payable on August 17, 2004 to common shareholders of record at the close of business on August 11, 2004. A copy of the news release attached as Exhibit 99.1 is incorporated herein by reference (other than information included on or linked from the Registrant’s website, referenced in such release, which is not incorporated by reference into this report).

     The Company’s common shares are expected to commence trading on a split basis on August 9, 2004 on the Toronto Stock Exchange and August 18, 2004 on the New York Stock Exchange.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Potash Corporation of Saskatchewan Inc.
	By:	/s/ John L.M. Hampton
Date: July 21, 2004		John L.M. Hampton Senior Vice President, General Counsel and Secretary Potash Corporation of Saskatchewan Inc.

Index to Exhibits

Exhibit Number	Description of Document
99.1	News release, dated July 21, 2004, issued by Potash Corporation of Saskatchewan Inc.